EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. They are the chief executive officer and chief financial officer, respectively of SpaceDev, Inc. (the "Company");

2. The Quarterly Report of the Company on Form 10-QSB for the period ended June 30, 2006, that this certification accompanies, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and,

3. The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2006          /s/ Mark N. Sirangelo
Mark N. Sirangelo
Chief Executive Officer

And;

/s/ Richard B. Slansky
Richard B. Slansky
President and Chief Financial Officer